                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[_] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                       NATIONAL COMMERCE BANCORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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Notes:

                       NATIONAL COMMERCE BANCORPORATION
                              ONE COMMERCE SQUARE
                           MEMPHIS, TENNESSEE 38150

                               April [11], 1998

Dear Stockholder:

  You have previously received a Notice of Annual Meeting of Shareholders and Proxy Statement dated March 26, 1998 together with a Proxy relating to (i) the election of four nominees as directors of the Company, (ii) ratification of the appointment of Ernst & Young LLP as auditors of the Company for 1998 and
(iii) the transaction of any and all other business as may properly come before the meeting or any adjournment thereof (the "Original Proxy"). Subsequent to mailing the Notice of Annual Meeting of Shareholders and Proxy Statement, the Board of Directors determined it to be appropriate, subject to shareholder approval, to amend the Company's Charter to authorize an increase in the number of authorized shares of Common Stock, par value $2.00 per share, to 175,000,000.

  Enclosed herewith is a Supplement to Notice of Annual Meeting of Shareholders and Proxy Statement and a Supplemental Proxy relating to the proposal to amend the Company's Charter and increase the authorized number of shares of Common Stock thereunder from 75,000,000 to 175,000,000.

  Please note that votes cast pursuant to the Original Proxy WILL NOT count with respect to the approval of the proposal to amend the Company's Charter and increase the authorized number of shares of Common Stock. Similarly, votes cast pursuant to the Supplemental Proxy WILL NOT count with respect to the election of directors, ratification of the appointment of Ernst & Young LLP and the matters identified in clause (iii) above.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 1998 ANNUAL MEETING, YOU ARE URGED TO COMPLETE AND SIGN BOTH THE ORIGINAL PROXY AND THE ENCLOSED SUPPLEMENTAL PROXY AND TO RETURN PROMPTLY BOTH THE ORIGINAL PROXY AND THE SUPPLEMENTAL PROXY IN THE ENVELOPES PROVIDED WHICH REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          Gus B. Denton
                                          Secretary

                       NATIONAL COMMERCE BANCORPORATION
                              ONE COMMERCE SQUARE
                           MEMPHIS, TENNESSEE 38150

                               ----------------

            SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1998
                        AT 10:00 A.M. LOCAL TIME IN THE
                    AUDITORIUM AT NATIONAL BANK OF COMMERCE
                        CONCOURSE LEVEL, COMMERCE TOWER
                              ONE COMMERCE SQUARE
                           MEMPHIS, TENNESSEE 38150

                               ----------------

                                    GENERAL

PURPOSES OF SUPPLEMENTAL SOLICITATION

  As previously noticed pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 26, 1998 and mailed on or about March 30, 1998, the Annual Meeting of the Shareholders of National Commerce Bancorporation (the "Company" or "NCBC") will be held on April 22, 1998 for the purposes set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement and this Supplement to Notice and Proxy Statement. The accompanying Supplemental Proxy is solicited on behalf of the Board of Directors of the Company in connection with such meeting and any adjournments thereof with respect to an additional matter which the Board of Directors has determined to submit to the Company's shareholders for consideration. This Supplement to Notice and Proxy Statement and the enclosed Supplemental Proxy are being first mailed to the Company's shareholders on or about April 11, 1998.

OUTSTANDING VOTING SECURITIES AND PERSONS ENTITLED TO VOTE

  Only shareholders of record as of the close of business on March 6, 1998 will be entitled to receive notice of and to vote at the 1998 Annual Meeting. As of that date, the Company had outstanding 49,137,390 shares of Common Stock, each share being entitled to one vote. Appraisal rights for dissenting shareholders are not applicable to the matter being proposed by this Supplement to Notice and Proxy Statement. Notwithstanding anything to the contrary set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, for purposes of the proposal to amend the Company's Charter set forth in this Supplement to Notice and Proxy Statement, any shares which a broker indicates that it does not have discretionary authority to vote will be considered as present and entitled to vote with respect to the proposal to amend the Company's Charter discussed herein.

            INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

  Subsequent to mailing the Notice of Annual Meeting of Shareholders and Proxy Statement, the Board of Directors determined it to be appropriate, subject to shareholder approval, to amend the Company's Charter to authorize an increase in the number of authorized shares of Common Stock, par value $2.00 per share, to 175,000,000. The Company's Charter currently authorizes the issuance of 75,000,000 shares of Common Stock. As of March 6, 1998, the record date for the 1998 Annual Meeting, 49,137,390 shares of Common Stock were outstanding, 4,100,000 shares were reserved for issuance under the Company's 1994 Stock Plan and 1,350,000 shares were reserved for issuance under the Company's 1990 Stock Plan.

  The Board of Directors has proposed the authorization of an additional 100,000,000 shares of Common Stock. If the Amendment to the Company's Charter is approved by the shareholders, the Board of Directors presently intends to declare a two-for-one stock-split to be effected in the form of a stock dividend. The Board of Directors expects to declare such split immediately following shareholder approval of the proposal to amend the Charter, provided that the Board of Directors deems such split to be desirable and in the best interests of the shareholders at that time. If declared, such split will require the use of approximately 50,000,000 shares of the newly authorized Common Stock shares. The remaining newly authorized shares of Common Stock will be held for a variety of corporate purposes including financing of acquisitions and other programs to facilitate expansion and growth, effecting stock splits or dividends and issuing shares under the Company's stock incentive and stock option plans. Currently, there are no plans for use of any of the additional authorized shares except as set forth above. If this proposal is not approved and the need arises in the future to issue additional Common Stock, there may not be sufficient time to call a shareholders' meeting to approve an amendment to the Company's Charter.

  Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the shareholders except as may be required by the rules of the Nasdaq National Market or any stock exchange on which the Common Stock is listed. The additional authorized shares could be issued by the Board of Directors without shareholder approval for anti-takeover purposes. However, the Board of Directors presently has no intention of issuing any shares of Common Stock for such purposes. The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares. Depending on the circumstances, issuances of additional shares of Common Stock could affect the existing holders of shares of Common Stock by diluting the voting power of the outstanding shares. The shareholders do not have pre-emptive rights to purchase additional shares of Common Stock nor will they as a result of this proposal.

  The Board of Directors has adopted a resolution authorizing the amendment of the Charter to increase the authorized shares of Common Stock and directing that the amendment be submitted to the shareholders for their consideration. This proposal and the amendment of the Charter will be approved in the event that the votes cast in favor of the proposal exceed the votes cast opposing the proposal. The total number of votes cast "for" this proposal (or for which a completed supplemental proxy is returned in which no direction is indicated) will be counted for purposes of determining whether sufficient affirmative votes have been cast.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO AMEND THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 175,000,000.

                VOTING OF SUPPLEMENTAL PROXIES AND REVOCABILITY

  When the enclosed Supplemental Proxy is properly executed and returned to the Board of Directors, the shares represented by the Supplemental Proxy will be voted as directed by the shareholder executing the Supplemental Proxy unless it is revoked. If no directions are given on the Supplemental Proxy with respect to any particular matter to be acted upon, the shares represented by the Supplemental Proxy will be voted in favor of such matter. Any shareholder giving a Supplemental Proxy may revoke it at any time before it is voted. Revocation of a Supplemental Proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking it or (ii) a duly executed Supplemental Proxy bearing a later date. A shareholder who is present at the Annual Meeting may revoke the Supplemental Proxy and vote in person if he so desires. The Supplemental Proxy relates solely to the proposed amendment to the Company's Charter and increase in authorized Common Stock described herein and delivery of an executed Supplemental Proxy shall not revoke, or be deemed to revoke, any properly executed Proxy returned to the Board of Directors relating to the matters described in the Annual Notice of Meeting of Shareholders and Proxy Statement previously mailed to the Company's shareholders. This Supplement to Notice and Proxy Statement is a supplement to and shall be deemed to constitute a part of such previously delivered Notice of Annual Meeting of Shareholders and Proxy Statement.

                           EXPENSES OF SOLICITATION

  The cost of soliciting Supplemental Proxies will be borne by the Company. The Board of Directors will request banks and brokers to solicit their customers having a beneficial interest in the Company's stock registered in the names of nominees, and the Company will reimburse such banks and brokers for their reasonable out-of-pocket expenditures made in such solicitations. Supplemental Proxies may be solicited by employees of the Company by mail, telephone, telecopy, telegraph and personal interview. The Board of Directors does not presently intend to pay compensation to any individual or firm for the solicitation of Supplemental Proxies; however, if the Board of Directors should deem it necessary and appropriate, it may retain the services of an outside individual or firm to assist in the solicitation of Supplemental Proxies.

  WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE AND SIGN THE ENCLOSED SUPPLEMENTAL PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors
                                          Gus B. Denton, Secretary

April 11, 1998

                        NATIONAL COMMERCE BANCORPORATION

                               ----------------

                               SUPPLEMENTAL PROXY

                               ----------------

             SUPPLEMENTAL PROXY SOLICITED BY THE BOARD OF DIRECTORS

               FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 22, 1998

  The undersigned hereby appoints THOMAS M. GARROTT, JAMES E. MCGEHEE, JR., and GUS B. DENTON, and each of them, proxies with full power and substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of National Commerce Bancorporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Wednesday, April 22, 1998, at 10:00 a.m. local time, in the Auditorium at National Bank of Commerce, Concourse Level, Commerce Tower, One Commerce Square, Memphis, Tennessee 38150, and at any adjournments thereof, upon the matter described in the accompanying Supplement to Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournments thereof.

1. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CHARTER to increase the number of authorized shares of Common Stock, par value $2.00 per share, from 75,000,000 to 175,000,000.

                    FOR [_]     AGAINST [_]     ABSTAIN [_]

  THIS SUPPLEMENTAL PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED "FOR" THE ABOVE-MENTIONED PROPOSAL. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE ANNUAL MEETING FOR ACTION TO BE TAKEN THEREUNDER (OTHER THAN SUCH OTHER MATTERS WITH RESPECT TO WHICH A PROPERLY EXECUTED PROXY HAS PREVIOUSLY BEEN, OR WILL BE, DELIVERED RELATING TO THE 1998 ANNUAL MEETING), THIS SUPPLEMENTAL PROXY WILL BE VOTED ON SUCH MATTERS BY THE PERSONS NAMED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT.

  Please sign and date below and return the proxy material in the enclosed envelope, whether or not you plan to attend the annual meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

Please date this supplemental               Date: ___________________, 1998
proxy and sign exactly as your
name or names appear hereon.                -------------------------------
When more than one owner is                 (Signature)
shown below, each should sign.
When signing in a fiduciary or              -------------------------------
representative capacity, please             (Signature)
give full title. If this
supplemental proxy is submitted             -------------------------------
by a corporation, it should be              (Name(s))
executed in the full corporate
name by a duly authorized
officer. If this supplemental
proxy is submitted by a
partnership, it should be
executed in partnership name by
an authorized person.